UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report: November 4, 2014
Commission File Number: 333-184233-14

ACELITY L.P. INC.
(Exact name of registrant as specified in its charter)

Guernsey	98-1022387
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

12930 West Interstate 10 San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (210) 524-9000

Centaur Guernsey L.P. Inc
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Acelity L.P. Inc. is reporting its financial results for the three and nine months ended September 30, 2014. The report is attached hereto and incorporated herein by reference.
The information in this Item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information set forth in this Item will not be incorporated by reference into any registration statement filed by Acelity L.P. Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	Acelity L.P. Inc. Third Quarter and First Nine Months Financial Results for 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACELITY L.P. INC. (REGISTRANT)

Date: November 4, 2014	By:	/s/ Brian Busenlehner
	Name:	Brian Busenlehner
	Title:	Authorized Signatory

EXHIBIT INDEX

Exhibit No.	Description
99.1	Acelity L.P. Inc. Third Quarter and First Nine Months Financial Results for 2014